UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2007
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

On September 14, 2007, Ireland Inc. (the “Company”) completed the third tranche of the US and foreign private placement offerings announced by the Company on April 25, 2007. A total of 1,895,000 units (each a “Unit”) were issued under the foreign private placement offering to non-US persons as contemplated under Regulation S of the Securities Act of 1933 (the “Securities Act”) at a price of $0.65 per Unit. A total of 2,000,000 Units were issued under the US private placement offering to US accredited investors as defined in Rule 506 of Regulation D of the Securities Act at a price of $0.65 per Unit.

Each Unit issued under the US and foreign private placement offerings consist of one (1) share of the Company’s common stock and one-half of one (1/2) share purchase warrant. Each full share purchase warrant (a “Warrant”) issued above entitled the subscriber to purchase one (1) additional share of the Company’s common stock at a price of $1.00 per share for a period of one (1) year from the date the Units were issued. On September 20, 2007, the Company amended the terms of the Warrants issued under the US and foreign private placements by, among other things, extending the term of the Warrants to two (2) years from the date the Units were issued.

The Company paid commissions totaling $39,357.50 in connection with the sale of certain Units to non-US persons under the foreign private placement offering.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On September 20, 2007, Ireland Inc. (the “Company”) amended the terms of the share purchase warrants (the “Warrants”) forming part of the units being offered under the US and foreign private placement offerings announced by the Company on April 25, 2007 as follows:

(a)	the expiration date for the Warrants has been extended from one (1) year from the date of issuance to two (2) years from the date of issuance; and

(b)	the terms and conditions under which the Company can accelerate the expiration date of the Warrants have been modified by:

(i)

changing the weighted average price at which the Company’s common stock must trade at for twenty (20) consecutive trading days before the Company’s right to accelerate can be exercised has been increased to $3.50, and

(ii)

the Company’s right to accelerate the expiration date of the Warrants has been limited to provide that the Company cannot exercise this right until at least one (1) year has passed from the date the Warrants were issued.

The Company will honor the above amendments with respect to any Warrants already issued by it under the US or foreign private placement offerings as well as with respect to any future Warrants to be issued under the US or foreign private placement offerings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: September 20, 2007
	By:	/s/ Douglas D.G. Birnie

Douglas D.G. Birnie
President and Secretary